Exhibit 99.1

TGC Industries, Inc. NASDAQ: TGE Pritchard Capital Partners Energize 2011 Conference

2 SAFE HARBOR STATEMENT In addition to historical information, this presentation contains forward-looking statements. These statements relate to future events or our future financial performance. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. The following factors, among others, could cause our actual results and performance to differ materially from the results and performance projected in, or implied by, the forward-looking statements: our history of losses and possibility of further losses; the effect of poor operating results on our company; fluctuations in operating results from period to period; the effect of growth on our infrastructure, resources, and existing sales; our ability to expand our operations in both new and existing markets; dependence upon energy industry spending for seismic data acquisition services; the unpredictable nature of forecasting weather; the potential for contract delay or cancellation; the potential for fluctuations in oil and natural gas prices; the impact of litigation; our ability to raise capital and the availability of capital resources; our ability to fully utilize and retain executives; the impact of federal, state, or local government regulations; labor shortages or increases in labor costs; economic and political conditions generally; and the effect of competition in the seismic data acquisition industry. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in, or implied by, these forward-looking statements, even if new information becomes available in the future. Although the Company believes the expectations reflected in such forward looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.

3 COMPANY OVERVIEW Operating since 1967 Leading provider of land seismic data acquisition services throughout the U.S. and Canada Acquires geophysical data using the latest in three-dimensional (3-D) survey techniques Capacity: 14 seismic data acquisition crews 12 ARAM systems and 2 GSR wireless recording systems Experienced management team: Wayne Whitener, President, CEO, Director 30 years experience Daniel Winn, Executive VP 25 years experience Robert Wood, President Eagle Canada 25 years experience James Brata, VP, CFO 25 years experience

ACQUISITION OF EAGLE CANADA Acquired October 2009 Provides seismic acquisition services to the oil and gas industry throughout Canada Strengthens TGC’s strategic position within the seismic industry Diversification into new markets New geographic region Eagle Canada involved in all aspects of land acquisition, with particular expertise in the acquisition of seismic data in technically complex and logistically difficult areas with 3-D heliportable capabilities Like TGC, Eagle Canada uses the latest in seismic data recording equipment including wireless Capacity for 6 seismic field acquisition crews Access to additional equipment through leasing 4

5 SEISMIC DATA ACQUISITION SERVICES Broad services for seismic data acquisition Seismic services tailored to customer requirements Vibroseis or shot-hole (dynamite) energy sources capability Acquisition under contract work only; no spec work We are not involved in the processing and interpretation of data results.

6 SEISMIC DATA ACQUISITION PROCESS Bid submitted / Contract awarded TGC survey crews equipped with the latest GPS equipment Review operational issues and consider environmental impact Survey crew completes ground operation Deploy equipment for 3-D seismic data acquisition Crews of 45 to 60 deploy geophones and cables connected to the central recording station in field Sound waves are generated by an energy source, either vibroseis or shot-hole Reflected waves are received by geophones which are connected to “channels” Channels amplify the analog signal, convert it to digital and transmit the data We maintain complete and continuous quality control systems on all our crews, improving productivity without compromising safety and quality standards.

7 CURRENT FIELD OPERATIONS 7 seismic crews in U.S. / 4 crews in Canada Experienced crews Crew managers have at least 20 years experience 69 vibration vehicles Equipped with advanced electronics ARAM seismic recording systems ARAM provides increased productivity in seismic data collection GSR wireless recording systems Can operate independently or integrated with ARAM equipment Shot-hole assets replace third party contractors and reduce third party costs We help customers reduce finding costs and increase exploration and development productivity.

8 CUSTOMERS AND CONTRACTS Independent and major E&P companies Loyal customer base In 2010, approximately 72% of revenue was derived from repeat customers 2010 contract mix Turnkey 100% 2010 mix of contracts by energy source Vibroseis 67% Shot-hole (Dynamite) 33% Backlog as of December 31, 2010 of approximately $83 million

9 SEISMIC INDUSTRY FUNDAMENTALS Seismic surveys are increasing in size and complexity; need for higher channel count Improving U.S. market driven by increasing activity in shale plays Strongest North American land activity in regions where TGC has strong presence Mid-continent / Gulf coast / Southwest / Canada Technology driven contractors have a competitive advantage Long-term requirement for oil and gas exploration is unchanged despite downturn Considerable market opportunity for seismic data acquisition services on land in North America

10 COMPETITIVE LANDSCAPE TGC is a leader in land based 3-D seismic data acquisition in U.S. and Canada There are approximately 65 working land crews in North America (1) Primary peers / competitors include: Dawson Geophysical / Geokinetics / CGGVeritas TGC’s major competitive advantages: Utilizes latest state-of-the-art equipment Adaptability to respond quickly to changes in demand Flexibility to move channels from one crew to another as market demands Excellent reputation Continued investment in new equipment Additional channels for larger jobs Specialized equipment to meet specific customer requirements New equipment to meet overall demand Eagle Canada acquisition strengthens strategic position within industry and enhances growth prospects Access to new markets / New geographic region (1) Source: IHS Energy

11 GROWTH STRATEGIES Enhance productivity and optimize equipment and crew utilization Larger jobs / increased channel count Specific needs / specialized equipment Continued investment in new equipment as demand dictates $77 million over the last 5 years Selectively evaluate new equipment purchases based upon expected market dynamics Shot-hole drilling equipment optimizes dynamite acquisition operations Field offices in key areas Houston / Midland / Oklahoma City / Calgary Growth opportunities in new geographic regions and markets

12 FINANCIALS

13 REVENUES 30,852 67,760 $ In thousands 90,396 86,770 90,432 75,618 0 20,000 40,000 60,000 80,000 100,000 2005 2006 2007 2008 2009 9 Mos '10

14 EARNINGS PER SHARE $0.31 $0.42 $0.40 Per share amounts adjusted to reflect the 5% stock dividends paid in 2006, 2007, 2008, 2009 and 2010 $0.36 $0.10 ($0.10) -0.10 0.00 0.10 0.20 0.30 0.40 0.50 0.60 2005 2006 2007 2008 2009 9 Mos '10

15 EBITDA EBITDA (Earnings before net interest expense, taxes, depreciation and amortization) $ In thousands 10,550 23,940 26,085 26,366 19,529 9,756 0 5,000 10,000 15,000 20,000 25,000 30,000 2005 2006 2007 2008 2009 9 Mos '10

16 ANNUAL FINANCIAL HIGHLIGHTS Rev $30,852 $67,760 $90,396 $86,770 $90,432 $75,618 D&A Exp 3,201 9,540 12,743 $13,911 14,621 11,520 % of Rev 10.4% 14.1% 14.1% 16.0% 16.2% 15.2% Inc ops. 7,349 14,400 13,342 $12,455 4,908 (1,765) EPS $0.31 $0.42 $0.40 $0.36 $0.10 ($0.10) EBITDA 10,550 23,940 26,085 $26,366 19,529 9,756 In thousands except EPS and percentages 2005 2006 2007 2008 2009 9 Mos ‘10 Per share amounts adjusted to reflect the 5% stock dividends paid in 2006, 2007, 2008 ,2009 and 2010

17 FIRST 9 MONTHS 2010 HIGHLIGHTS 9 Mos ‘10 9 Mos ‘09 Revenues $75,618 $74,685 D&A Expense 11,520 10,882 % of Rev 15.2% 14.6% Inc (Loss) from Ops. (1,765) 8,736 Net Inc (Loss) (1,931) 4,543 Diluted EPS (Loss) $(0.10) $0.24 EBITDA 9,756 19,618 EBITDA Margin 12.9% 26.3% Per share amounts adjusted to reflect the 5% stock dividend paid May 14, 2010 In thousands except EPS and percentages

18 STRONG CAPITALIZATION 79,188 Total liabilities and equity 51,301 Shareholders equity 4,598 Long-term debt 19,579 Cash, cash equivalents, and short-term investments 9/30/10 25,504 52,695 86,050 Short term debt 7,486 12/31/09 7,188 6,507 $ In thousands

19 INVESTMENT CONSIDERATIONS Leading provider of land seismic data acquisition services throughout the U. S. and Canada Eagle Canada acquisition enhances growth prospects Flexibility to respond quickly to changes in demand Skilled and experienced seismic data acquisition crews Optimization of equipment and crews / Utilizing state-of-the-art equipment Long-standing and diverse customer base Strong financial position Dedicated and experienced management team

TGC Industries, Inc. Thank you for your interest.